UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Revisions to the Amended and Restated By-Laws of Hubbell Incorporated (the “Company”) became effective on February 15, 2023 (the “Amended By-Laws”). The purpose of these revisions is to add proxy access provisions, enhance procedural requirements for shareholders to make director nominations and effect certain administrative and other changes.

A new section was added on the implementation of proxy access, which provides that a shareholder, or a group of up to twenty (20) shareholders, owning at least three percent (3%) of the Company’s outstanding Common Stock continuously for at least three (3) years, may nominate director nominees constituting up to the greater of two (2) or twenty percent (20%) of the number of directors serving on the Board for inclusion in the Company’s annual meeting proxy materials, provided that the shareholder(s) and the director nominee(s) satisfy the requirements set forth in the Amended By-Laws.

The Amended By-Laws enhance procedural mechanics and disclosure requirements made in connection with providing advance notice of shareholder director nominations and proposals by requiring, among other things, additional background information on and certain representations and agreements from the nominee(s); that a proposing shareholder intending to solicit proxies make a representation that such shareholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares representing at least sixty-seven percent (67%) of such shares, or such other amount required by law to approve a particular proposal; and disclosure of the identities of participants in the solicitation and other shareholders that are known to support a shareholder nomination or proposal. Under the Amended By-Laws, the requirements listed above do not apply to any proposal made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be included in the Company’s proxy statement.

Finally, the Amended By-Laws clarify that shareholder meetings may be held by means of remote communications, if permitted by law, and require shareholders that request a special meeting to provide certain documentary evidence of their security holdings.

The foregoing summary of the changes contained in the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-Laws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document Description

3.1*	Amended and Restated By-Laws of Hubbell Incorporated, effective February 15, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Senior Vice President, General Counsel and Secretary

Date: February 22, 2023